Sale of Intangible Assets and Discontinued Operation	12 Months Ended
Dec. 31, 2019
Sale Of Intangible Assets And Discontinued Operation
Sale of Intangible Assets and Discontinued Operation

4. SALE OF INTANGIBLE ASSETS AND DISCONTINUED OPERATION

On March 22, 2019 the Company entered into an asset purchase agreement with Zyus Life Sciences, Inc. (“Zyus”) and completed the sales of certain intellectual property assets and rights relating to the Company’s health informatics platform (the “Asset Purchase Agreement”). In accordance with the Asset Purchase Agreement, the Company received in the aggregate from Zyus (i) CAD $1.2 million in cash, and (ii) 361,011 of Zyus common shares. During the year ended December 31, 2019, the Company recorded CAD $551,892 of expenses directly associated with the Asset Purchase Agreement and recorded a gain on the sale of intangible assets, net, in the amount of $648,108. There is no value recorded for the Zyus common shares due to the lack of an active market and ascertainable value.

With the consummation of this sale, the Company’s current operations were discontinued due to the elimination of the ongoing operations and cash flows of the component, the resignation of then current executive management and abandonment of its leased facilities. The Company has directed its involvement to the exchange agreement with Pshychedelitich, Inc. (See “Subsequent Events”).

Operating results for the years ended December 31, 2019 for the Ehave Connect platform and related operating expenses are presented as discontinued operations as follows:

Year Ended December 31,
2019

Operating expenses from discontined operation
General and administrative expenses	$2,450,440

Total operating expenses from discontined operation	2,450,440

OPERATING LOSS FROM DISCONTINUED OPERATION	(2,450,440)

Change in fair market value of derivative liabilities	(1,250,584)
Gain on sale of intangible assets, net	648,108
Net loss from discontinued operations	$(3,052,916)